TRANSFER OF OWNERSHIP

THIS AGREEMENT effective the _____ day of ______, 2000 by and between:

EL MORO FINANCE LTD., a company incorporated under the laws of the British Virgin Islands, with a registered address at Pasea Estate, Road Town, Tortola, B.V.I., ("El Moro"); and

CYBEROAD.COM CORPORATION, a company incorporated under the laws of Florida, United States, with a registered address at 701 Brickell Avenue, Suite 3000, Miami, Florida, 33133, and its subsidiaries, in whole or in part, ("Cyberoad").

NOW THEREFORE this Agreement witnesses that in consideration for the mutual terms and conditions contained herein, the parties hereto agree as follows:

RECITALS

The Parties hereto have entered into an agreement called the Revolving Line of Credit Agreement, (the "Agreement") dated for reference the 10th day of December 1999, and attached hereto;

El Moro has provided to Cyberoad written notice in accordance with Item 2 of the Agreement, and expressed its desire to collect on the loan in full, for the amount of U.S. $500,000; and

Cyberoad hereby acknowledges that is it the 100% owner of Sistemas de Informacion Tecnologies, S.I.T., S.A. and the 100% owner of Informacion y Tecnologia Canadiense, S.A.

NOW THEREFORE, this agreement witnesses that in consideration for the terms and conditions provided herein, the parties agree as follows:

TERMS & CONDITIONS

1. Cyberoad hereby agrees to transfer 100% ownership of Sistemas de Informacion Tecnologies, S.I.T., S.A. and Informacion y Tecnologia Canadiense, S.A., to El Moro as payment in full of its revolving line of credit for the amount of U.S. $500,000 plus interest, as set out in the Agreement. A breakdown of the Assets, Equipment, Furniture and Fixtures involved is attached hereto as Schedule "A".

2.   In   consideration   for  such  transfer  of  ownership,   El  Moro  hereby
     acknowledges and agrees that the terms and conditions as set out in the Agreement have been met full, and in no way is Cyberoad or its subsidiaries, in whole or in part, further obligated to El Moro in respect to the line of credit amount of U.S. $500,000 plus interest, as set out in the Agreement.

3. Also as part of the consideration for such transfer of ownership, El Moro agrees to furnish back to Cyberoad, the right to enter into a Service Provision Agreement for the use of facilities in Costa Rica and its services. Such agreement shall be provided under separate cover and attached hereto upon execution.

4. As final part of the consideration for such transfer, Cyberoad and El Moro agree to enter into a Transaction Processing Agreement attached hereto and more fully described therein, with Corporacion Ebanx.com, S.A., a wholly owned subsidiary of Cyberoad.

5.   Entire  Agreement.   Except  as  specifically  provided  for  herein,  this
     ------------------
     Agreement contains the entire and only Agreement and understanding between the parties, relating to this specific subject matter, and supercedes all proposals, written or oral, and all other communications between the parties hereto. This Agreement may not be modified except in writing, signed by both parties hereto.

6.   Notice.  Any notice  required  herein shall be deemed to have been properly
     ------
     given 48 hours after being sent to the address of record for the other party, by fax, email, mail or commercial courier service. The addresses for such notice shall be:

                                    Cyberoad.com Corporation
                                    Oficentro Sabana Sur
                                    Edificio 7, 5 Piso
                                    San Jose, Costa Rica

                                    El Moro Finance Ltd.
                                    Pasea Estate, Road Town
                                    Tortola, B.V.I.

7.   Governing  Law.  This  Agreement  shall be  governed  by and  construed  in
     ---------------
     accordance with the laws of Florida, U.S.A.

8.   Enurement. This Agreement shall be binding upon and enure to the benefit of
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     the parties hereto and their respective successors and assigns.

9.   Assigns.  This  Agreement is not  assignable by either  party,  without the
     --------
     written consent of the other party, which consent shall not be unreasonably withheld.

10.  Survivability.  In the event that any provision of this Agreement proves to
     --------------
     be invalid, void or illegal, that provision shall be deemed to be severed from this Agreement, and shall in no way affect, impair or invalidate any other provision or the Agreement as a whole. All other provisions contained herein will remain in full force and effect.


EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary. Each instrument shall bear the date first written above, and shall be deemed to be an original, forming one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be executed personally or by their duly authorized officers as of the day and year first written above.

CYBEROAD.COM CORPORATION                         EL MORO FINANCE LTD.

/s/  John Coffey                                 /s/ Kay-Linda Richardson
---------------------                            ------------------------------
John Coffey,                                     Kay-Linda Richardson,
President                                        Director

                                                 /s/ Annetta Penn
                                                 ------------------------------
                                                 Annetta Penn

                                  SCHEDULE "A"


         The Assets, Equipment, Furniture and Fixtures as described herein shall include but not be limited to, all of the above located within the premises at Oficentro Sabana Sur, Edificio 7, 5 Piso, San Jose, Costa Rica and more fully described as:

                         Assignment of Lease to Premises
                         Office Furniture and Fixtures
                         Computer Hardware and Equipment

                                    AMENDMENT

THIS AMENDMENT to the TRANSFER AGREEMENT (the "Agreement") dated for reference June 27, 2000 is made and entered into as of the 13th day of July, 2000, by the parties (the "Parties") to the Agreement and acknowledged and agreed to in full.

WHEREAS the Parties hereto wish to amend the Agreement, specifically item 1 of the Terms and Conditions to read as follows:

1. Cyberoad hereby agrees to transfer 100% of the outstanding capital stock of Sistemas de Infromacion Tecnologies, S.I.T. S.A. and Informacion y Tecnologia Canadiense, S.A. (together, the "Companies") to El Moro as payment of Cyberoad's revolving line of credit in the amount of U.S. $500,000.00 plus interest accrued to the date of the Agreement (the "Payoff Amount").

2. The difference between the Payoff Amount and the book value of the Companies is hereinafter referred to as the "Shortfall". Cyberoad hereby grants to El Moro for a six month period, the option to convert the Shortfall into shares of common stock of Cyberoad, with each share of common stock of Cyberoad valued at the ten trading day average (ending on the day prior to a request to convert) of the closing sale process as reported by the exchange, quotation service or over the counter trading system on which Cyberoad may then be listed, or if none, at the price of the last financing completed by Cyberoad. El Moro may convert the Shortfall on whole or in part; provided however if the Shortfall has not been converted in full within six months of the date of the Agreement, the remaining amount of the Shortfall shall automatically be converted into shares of common stock of Cyberoad pursuant to the per share value set forth above.

ACKNOWLEDGED AND AGREED TO BY:


CYBEROAD.COM CORPORATION                     EL MORO FINANCE LTD.

/s/ John Coffey                              /s/ Kay-Linda Richardson
--------------------------                   ----------------------------------
John Coffey, President                       Kay-Linda Richardson, Director


                                             /s/ Annetta Penn
                                             ----------------------------------
                                             Annetta Penn, Director